Exhibit 99.2

BellCentre
A BRE Apartment Community

BRE Properties, Inc.

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the Quarter Ended September 30, 2013

Q3

bre

Be here, be home.

BRE Properties, Inc.
Third Quarter 2013
Earnings Release and
Supplemental Financial Data

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and its operating performance, and is based on BRE's current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE's SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

Information included in this supplemental package is unaudited.

BRE Properties, Inc.
Financial and Operating Highlights
Third Quarter 2013
(Unaudited; in thousands, except per share, ratio and community data)

Selected Financial Results			Same-Store Operating Results

	Quarter ending				Quarter ending
	September 30,				September 30,
	2013	2012			2013	2012

Total revenues (1)	$104,618	$97,531	Revenue growth (%)		4.6%	5.3%	(6)

Total real estate expenses (1)	$32,592	$30,827	Expense growth (%)		3.2%	2.4%	(6)

G&A expense	$5,055	$5,093	NOI growth (%)		5.3%	6.6%	(6)

EBITDA (2)	$67,158	$64,976	Operating margin		69.2%	68.7%

Interest expense	$15,948	$16,998	Occupancy (avg. physical)		94.6%	95.5%

Net income	$22,123	$12,890	Annualized turnover ratio		71.3%	70.2%

Funds from Operations (2)	$49,713	$32,474	Average revenue per occupied home		$1,734	$1,641

Net income per share (3)	$0.29	$0.17

FFO per share (2) , (3)	$0.64	$0.42
					Nine months ending
Core FFO per share (2) , (3)	$0.65	$0.62			September 30,
					2013	2012
Core FFO per share growth (%)	4.8%	12.7%
			Revenue growth (%)		4.7%	5.4%	(6)
							(5)
			Expense growth (%)		2.1%	3.4%	(6)

	Nine months ending		NOI growth (%)		5.9%	6.3%	(6)
	September 30,
	2013	2012	Operating margin		69.4%	68.6%

Total revenues (1)	$306,318	$286,642	Occupancy (avg. physical)		94.9%	95.4%

Total real estate expenses (1)	$94,913	$90,803	Annual turnover ratio		63.3%	63.0%

G&A expense	$17,393	$17,152	Average revenue per occupied home		$1,697	$1,612

EBITDA (2)	$196,677	$188,924

Interest expense	$49,935	$50,488

Net income	$99,757	$59,694	Non Same-Store Operating Results

Funds from Operations (2)	$143,726	$121,899

Net income per share (3)	$1.29	$0.78

FFO per share (2) , (3)	$1.86	$1.59			Quarter ending
					September 30,
Core FFO per share (2) , (3)	$1.87	$1.78			2013	2012

Core FFO per share growth (%)	5.1%	9.2%	Revenues		$2,835	$262

			NOI		$1,989	$161
Financial Metrics

	Quarter ending				Nine months ending
	September 30,				September 30,
	2013	2012			2013	2012

Debt-to-EBITDA(4)	6.8x	6.5x	Revenues		$6,268	$262

Debt plus preferred stock-to-EBITDA(4)	7.0x	6.8x	NOI		$4,122	$156

Debt-to-total market capitalization	31.6%	32.1%

Debt-to-gross assets	40.8%	40.8%	Gross asset value		$268,859	$50,473

Secured debt-to-gross assets	15.8%	17.5%	Homes		772	336	(7)

Interest coverage ratio(5)	3.0x	2.8x	Communities		3	1	(7)

Fixed charge coverage ratio(5)	2.9x	2.7x

Capitalization			Community Information

BRE common share price, 6/30/13	$50.02		As of September 30, 2013

BRE common share price, 9/30/13	$50.76		Operating:	Communities	Homes	NOI %(8)

			Wholly or majority owned

Common shares and units - Outstanding			Same-store	72	20,624	97%
				8
Period end (excluding dilutive equity awards)	77,188		Non same-store	3	772	3%

			Total	75	21,396	100%

			Joint venture	1	252	0%
Total funded debt	$1,838,527

Preferred equity (liquidation value)	$53,993		Development Pipeline:

Common equity (at market)	$3,918,063		Under construction	4	1,382

Total market capitalization	$5,810,583		Land owned for development	2	506

Total assets (gross)	$4,506,165		Land under contract	1	358

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income. Expenses exclude discontinued operations.
(2)	Please refer to Exhibit B for definitions and reconciliations of all non-GAAP financial measures presented in this package.
(3)	Represents diluted per share amounts.
(4)	For the purpose of this calculation, EBITDA excludes NOI from communities sold during the quarter. The company borrowed approximately $120.5 million on September 30, 2013 in order to fund the acquisition of Jefferson at Hollywood, a 270 home community located in Los Angeles, California. Excluding the debt impact of the acquisition Debt-to-EBITDA and Debt plus preferred stock -to-EBITDA was 6.4x and 6.6x, respectively, for the quarter ended September 30, 2013.
(5)	Includes GAAP interest and capitalized interest (gross interest incurred). Fixed charges include gross interest incurred, preferred dividends and recurring cash amortization on secured debt.
(6)	For comparison purposes, 2013 data represents results for same-store pool established 1/1/2013; 2012 data represents results for same-store pool established 1/1/2012.
(7)	Represents Q3'13 non same-store homes as of the end of each period presented. Excludes partially delivered communities. Non same-store communities may not be consistent in each period.
(8)	Represents percentage of total NOI for the nine months ended September 30, 2013.

1

BRE Properties, Inc.
Consolidated Balance Sheets
Third Quarter 2013
(Unaudited, in thousands, except per share data)

	September 30,	December 31,
ASSETS	2013	2012

Real estate portfolio:
Direct investments in real estate:
Investments in rental communities	$3,897,982	$3,722,838
Construction in progress	483,481	302,263
Less: accumulated depreciation	(879,640)	(811,187)
	3,501,823	3,213,914

Equity investment in real estate joint ventures	6,451	40,753

Real estate held for sale, net	23,481	23,065

Land under development	38,382	104,675

Total real estate portfolio	3,570,137	3,382,407

Cash	7,876	62,241
Other assets	48,512	54,334

TOTAL ASSETS	$3,626,525	$3,498,982

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:

Unsecured senior notes	$950,000	$990,018
Unsecured revolving credit facility	177,000	-
Mortgage loans payable	711,527	741,942
Accounts payable and accrued expenses	81,374	75,789

Total liabilities	1,919,901	1,807,749

Redeemable noncontrolling interests	4,751	4,751

Shareholders' equity:
Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 2,159,715 shares with $25 liquidation preference issued and outstanding at September 30, 2013 and December 31, 2012, respectively.	22	22
Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 77,187,542 and 76,925,351 at September 30, 2013 and December 31, 2012, respectively.	772	769

Additional paid-in capital	1,701,079	1,685,691

Total shareholders' equity	1,701,873	1,686,482

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$3,626,525	$3,498,982

2

BRE Properties, Inc.
Consolidated Statements of Income
Quarters and Nine Months Ended September 30, 2013 and 2012
(Unaudited, in thousands, except per share data)

	Quarter ended	Quarter ended	Nine months ended	Nine months ended
REVENUES	9/30/13	9/30/13	9/30/12	9/30/13

Rental income	$100,314	$93,755	$294,248	$275,602
Ancillary income	4,304	3,776	12,070	11,040

Total revenues	$104,618	$97,531	$306,318	$286,642

EXPENSES

Real estate	$32,592	$30,827	$94,913	$90,803
Provision for depreciation	27,543	24,501	79,183	73,103
Interest	15,948	16,998	49,935	50,488
General and administrative	5,055	5,093	17,393	17,152
Other expenses(1)	585	15,000	585	15,000
Total expenses	81,723	92,419	242,009	246,546

Other income	93	740	746	1,966
Net income before noncontrolling interests,
partnership income and discontinued operations	22,988	5,852	65,055	42,062

Income from unconsolidated entities	94	669	523	2,125
Net gain on sale of unconsolidated entities (2)	-	6,025	18,633	6,025
Income from continuing operations	23,082	12,546	84,211	50,212

Discontinued operations:
Discontinued operations, net (3)	-	1,360	1,028	4,251
Net gain on sales of discontinued operations (3)	-	-	17,394	8,279
Income from discontinued operations	-	1,360	18,422	12,530

NET INCOME	$23,082	$13,906	$102,633	$62,742

Redeemable noncontrolling interest in income	48	105	143	315

Dividends attributable to preferred stock	911	911	2,733	2,733

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$22,123	$12,890	$99,757	$59,694

Net income per common share - basic	$0.29	$0.17	$1.29	$0.78

Net income per common share - diluted	$0.29	$0.17	$1.29	$0.78

Weighted average shares outstanding - basic (4)	77,170	76,813	77,086	76,471

Weighted average shares outstanding - diluted (4)	77,350	77,130	77,310	76,840

(1)	During the three and nine months ended September 30, 2013, Other expenses related to acquisition costs for the community acquired during Q3'13 located in Los Angeles, California. During the three months and nine months ended September 30, 2012, Other expenses related to an impairment charge on land owned in Anaheim, California, that is no longer held for development. The land is recorded in Real estate held for sale, net at $23.5 million as of September 30, 2013 on the consolidated balance sheet.
(2)	During the nine months ended September 30, 2013, seven joint venture interests were sold for $53.4 million resulting in a net gain of $18.6 million. During the three months and nine months ended September 30, 2012, three joint venture communities were sold for $26.9 million resulting in a net gain of $6.0 million.
(3)	Includes one community sold in June 2013 and three communities sold during 2012.

	Quarter ended	Quarter ended	Nine months ended	Nine months ended
	9/30/13	9/30/12	9/30/13	9/30/12
Rental and ancillary income	-	$2,819	$2,113	$8,950
Real estate expenses	-	(863)	(717)	(2,804)
Provision for depreciation	-	(596)	(368)	(1,895)
Discontinued operations, net	-	$1,360	$1,028	$4,251

(4)	See analysis of weighted average shares and ending shares in Exhibit A.

3

BRE Properties, Inc.
Consolidated Statements of Income
Past Five Quarters
(Unaudited, in thousands, except per share data)

	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sept. 30,
REVENUES	2013	2013	2013	2012	2012

Rental income	$100,314	$97,817	$96,117	$95,269	$93,755
Ancillary income	4,304	4,083	3,683	3,957	3,776

Total revenues	$104,618	$101,900	$99,800	$99,226	$97,531

EXPENSES

Real estate	$32,592	$30,622	$31,698	$30,825	$30,827
Provision for depreciation	27,543	26,090	25,551	26,237	24,501
Interest	15,948	16,655	17,332	17,979	16,998
General and administrative	5,055	5,956	6,382	5,696	5,093
Other expenses	585	-	-	-	15,000

Total expenses	81,723	79,323	80,963	80,737	92,419

Other income	93	290	363	565	740
Net income before noncontrolling interests,
partnership income and discontinued operations	22,988	22,867	19,200	19,054	5,852

Income from unconsolidated entities	94	112	318	519	669
Net gain on sale of unconsolidated entities	-	3,608	15,025	-	6,025

Income from continuing operations	23,082	26,587	34,543	19,573	12,546

Discontinued operations:
Discontinued operations, net (1)	-	585	443	1,386	1,360
Net gain on sales of discontinued operations	-	17,394	-	53,856	-
Income from discontinued operations	-	17,979	443	55,242	1,360

NET INCOME	$23,082	$44,566	$34,986	$74,815	$13,906

Redeemable noncontrolling interest in income	48	48	48	99	105
Dividends attributable to preferred stock	911	911	911	911	911

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$22,123	$43,607	$34,027	$73,805	$12,890

Net income per common share - basic	$0.29	$0.56	$0.44	$0.96	$0.17

Net income per common share - diluted	$0.29	$0.56	$0.44	$0.96	$0.17

Weighted average shares outstanding - basic (2)	77,170	77,106	76,990	76,872	76,813

Weighted average shares outstanding - diluted (2)	77,350	77,280	77,250	77,180	77,130

(1) Details of earnings from discontinued operations, net:	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2013	2013	2013	2012	2012
Rental and ancillary income	-	$1,035	$1,077	$2,620	$2,819
Real estate expenses	-	(359)	(358)	(850)	(863)
Provision for depreciation	-	(91)	(276)	(384)	(596)
Income from discontinued operations, net	-	$585	$443	$1,386	$1,360

(2)  See analysis of weighted average shares and ending shares in Exhibit A.

4

Reconciliation of Funds from Operations (FFO)
(Unaudited, in thousands, except per share data)

	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sept. 30,
CALCULATION OF FFO	2013	2013	2013	2012	2012

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$22,123	$43,607	$34,027	$73,805	$12,890
Add back/ exclude:
Depreciation from continuing operations	27,543	26,090	25,551	26,237	24,501
Depreciation from discontinued operations	-	91	276	384	596
Depreciation from unconsolidated entities	47	101	297	392	512
Net (gain) on sales from unconsolidated entities	-	(3,608)	(15,025)	-	(6,025)
Net (gain) on sales of discontinued operations	-	(17,394)	-	(53,856)	-

Funds from Operations (1)	$49,713	$48,887	$45,126	$46,962	$32,474

Non core items in periods presented

Acquisition costs(2)	585	-	-	-	-

Non cash asset impairment charge(3)	-	-	-	-	15,000

Core Funds from Operations(4)	$50,298	$48,887	$45,126	$46,962	$47,474

Weighted average shares and equivalents outstanding - diluted	77,350	77,280	77,250	77,180	77,130

Funds from Operations (per share) - diluted (5)	$0.64	$0.63	$0.58	$0.61	$0.42

Core Funds from Operations (per share) - diluted	$0.65	$0.63	$0.58	$0.61	$0.62

(1)	Funds from Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit B for further definition.
(2)	For the quarter ended September 30, 2013, EPS and FFO totals included $585,000 of costs related to the acquisition of Jefferson at Hollywood.
(3)	For the quarter ended September 30, 2012, EPS and FFO totals included a $15 million impairment charge on land owned in Anaheim, California, that is no longer held for development. The land is recorded in Real estate held for sale, net at $23.5 million as of September 30, 2013 on the consolidated balance sheet.
(4)	Core Funds from Operations ("Core FFO") begins with FFO as defined by the NAREIT White Paper and is adjusted for the following:
- The impact of any expenses relating to non-operating asset impairment and valuation allowances;
- Property acquisition costs and pursuit cost write-offs (other expenses);
- Gains and losses from early debt extinguishment, including prepayment penalties and preferred share redemptions;
- Executive level severance costs;
- Gains and losses on the sales of non-operating assets, and
- Other non-comparable items
(5)	See analysis of weighted average shares and ending shares in Exhibit A.

5

BRE Properties, Inc.
Capital improvement activity detail
(Dollar amounts in thousands, except per home data)

CAPITAL EXPENDITURES	Q3 '13	Q2 '13	Q1 '13	Q4 '12	Q3 '12
Recurring capital expenditures	$7,087	$7,665	$3,334	$5,698	$6,378

Average apartment homes in period	21,178	21,321	21,160	21,101	21,240

Capital expenditures per apartment home in period	$335	$359	$158	$270	$300

Capital expenditures per apartment home-trailing four quarters	$1,122	$1,087	$986	$947	$956

Revenue enhancing rehabilitation and other	$13,435	$10,135	$8,508	$12,564	$9,174

Recurring Capital Expenditure Detail for Q3'13	Q3 '13	Cost per Home	YTD 2013	Cost per Home

Exteriors (roof, structural, paint etc.)	$2,633	$124	$5,418	$255
Common Areas (clubhouse, parking, pool, other infrastructure)	1,539	73	4,971	235
Equipment	776	37	2,344	110
Turnover related	2,139	101	5,353	252
Total Recurring Capital Expenditures	$7,087	$335	$18,086	$852

Revenue enhancing rehabilitation and other (1)	$13,435	n/a	$32,078	n/a

(1)	Includes rehab programs on the stabilized portfolio including properties renovated in conjunction with an acquisition. The details associated with communities currently undergoing significant rehab are noted below. May include large scale items that represent unusual out of cycle deferred maintenance.

Community specific detail on significant revenue enhancing rehab
(Dollar amounts in thousands, except cost per home data)

	Homes	Estimated Cost	Cost per Home	Costs Incurred Project to Date	Balance to Fund	Costs Incurred Q3 '13	Project Start Date	Estimated Completion	Physical Occupancy Q3 '13
Orange County
The Havens	440	$20,789	$47,000	$19,171	$1,618	$2,069	Q4'11	Q4'14	93.6%
Fountain Valley, CA

Pinnacle at MacArthur Place	253	4,612	18,000	3,086	1,526	364	Q3'12	Q3'15	92.0%
South Coast Metro, CA
Los Angeles
The Fairways at Westridge	234	4,326	9,000	2,942	1,384	650	Q3'12	Q3'15	91.0%
Valencia, CA

Aqua Marina Del Rey	500	12,640	40,000	2,452	10,188	1,873	Q2'13	Q2'16	91.9%
Marina Del Rey, CA
San Diego
Cambridge Park	320	6,137	19,000	3,607	2,530	703	Q3'12	Q3'15	91.8%
San Diego, CA

Carmel Creek	348	8,882	26,000	1,843	7,039	1,563	Q2'13	Q2'16	90.3%
San Diego, CA

Seattle
Parkwood at Mill Creek	240	7,010	29,000	4,810	2,200	599	Q3'12	Q3'15	91.7%
Millcreek, WA

BellCentre	248	5,519	22,000	3,792	1,727	511	Q3'12	Q3'15	94.8%
Bellevue, WA

San Francisco
Foster's Landing	490	12,517	26,000	2,235	10,282	1,965	Q2'13	Q2'16	92.3%
Foster City, CA

Lakeshore Landing	308	9,398	31,000	99	9,299	99	Q3'13	Q3'16	93.7%
San Mateo, CA

The Landing at Jack London Square	282	6,481	23,000	1,716	4,765	1,480	Q2'13	Q2'16	91.6%
Oakland, CA
Total	3,663	$98,311	$27,000	$45,753	$52,558	$11,876			92.3%

6

BRE Properties, Inc.
"Same-Store" Markets Summary
For the Quarters ended September 30, 2013 and 2012
(Dollar amounts in thousands)

			Revenues			Expenses
	No. of	No. of			%			%
Region	Communities	Homes	Q3'13	Q3'12	Change	Q3'13	Q3'12	Change
California
San Diego	11	3,640	$17,233	$17,044	1.1%	$5,174	$5,089	1.7%
Inland Empire	5	1,173	5,044	4,943	2.0%	1,722	1,649	4.4%
Orange County	12	3,789	17,794	17,108	4.0%	5,592	5,366	4.2%
Los Angeles	13	3,067	16,687	16,066	3.9%	5,463	5,504	-0.7%
San Francisco Bay Area	15	4,197	25,987	24,005	8.3%	6,899	6,721	2.6%
Subtotal; California	56	15,866	$82,745	$79,166	4.5%	$24,850	$24,329	2.1%
Washington
Seattle	13	3,456	14,611	13,770	6.1%	4,854	4,436	9.4%
Non Core Markets (1)	3	1,302	3,944	3,901	1.1%	1,522	1,501	1.4%
Total Same-Store (2)	72	20,624	$101,300	$96,837	4.6%	$31,226	$30,266	3.2%

			Net Operating Income
	No. of	No. of			%	%
Region	Communities	Homes	Q3'13	Q3'12	Change	of Total
California
San Diego	11	3,640	$12,059	$11,955	0.9%	17.2%
Inland Empire	5	1,173	3,322	3,294	0.9%	4.8%
Orange County	12	3,789	12,202	11,742	3.9%	17.4%
Los Angeles	13	3,067	11,224	10,562	6.3%	16.0%
San Francisco Bay Area	15	4,197	19,088	17,284	10.4%	27.2%
Subtotal; California	56	15,866	$57,895	$54,837	5.6%	82.6%
Washington
Seattle	13	3,456	9,757	9,334	4.5%	13.9%
Non Core Markets (1)	3	1,302	2,422	2,400	0.9%	3.5%
Total Same-Store (2)	72	20,624	$70,074	$66,571	5.3%	100.0%

			Net Operating Income		Avg. Physical Occupancy	Gross Carrying Value
"Non Same-Store" Summary	No. of Communities	No. of Homes	Q3'13	Q3'12	Q3'13	Q3'13
Lease up communities (3)	2	502	$1,973	$161	90.7%	$148,359
Acquired communities (4)	1	270	16	-	N/A	120,500
Joint venture income (5)	1	252	94	669
Commercial and Other (6)	n/a	n/a	(37)	(28)
Other income	n/a	n/a	93	740
Discontinued operations (7)	4	712	-	1,956
Total Non Same-Store	8	1,736	$2,139	$3,498	90.7%	$268,859

Less: Communities Sold in 2012 and 2013	(4)	(712)
Total All Homes / NOI	76	21,648	$72,213	$70,069

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Consists of communities completed, stabilized and owned by BRE for at least two comparable calendar year periods. The term stabilized refers to communities that have reached a physical occupancy of at least 93% as of January 1, 2012.
(3)	Consists of NOI from two fully delivered communities under lease up.
(4)	Consists of NOI from one community located in Los Angeles, CA (270 homes) that was acquired on September 30, 2013.
(5)	Consists of the percentage of net income derived from joint venture investments in rental communities. See page 9 for a reconciliation of the components of BRE's share of joint venture net income (including BRE's proportionate share of NOI).
(6)	Consists of NOI from retail tenants associated with the operating communities and NOI from commercial properties that will later be developed as multifamily communities and other real estate expenses.
(7)	Includes results from three communities sold in 2012 and one community sold in 2013.

7

BRE Properties, Inc.
"Same-Store" Markets Summary
For the Nine months ended September 30, 2013 and 2012
(Dollar amounts in thousands)

			Revenues			Expenses
	No. of	No. of			%			%
Region	Communities	Homes	YTD 2013	YTD 2012	Change	YTD 2013	YTD 2012	Change
California
San Diego	11	3,640	$51,272	$50,539	1.5%	$15,025	$15,057	-0.2%
Inland Empire	5	1,173	15,011	14,725	1.9%	4,859	4,742	2.5%
Orange County	12	3,789	52,555	50,711	3.6%	16,478	15,835	4.1%
Los Angeles	13	3,067	49,244	47,285	4.1%	15,694	15,827	-0.8%
San Francisco Bay Area	15	4,197	75,763	70,002	8.2%	20,134	19,897	1.2%
Subtotal; California	56	15,866	$243,845	$233,262	4.5%	$72,190	$71,358	1.2%
Washington
Seattle	13	3,456	42,859	40,188	6.6%	14,681	13,656	7.5%
Non Core Markets (1)	3	1,302	11,853	11,634	1.9%	4,434	4,374	1.4%
Total Same-Store (2)	72	20,624	$298,557	$285,084	4.7%	$91,305	$89,388	2.1%

			Net Operating Income
	No. of	No. of			%	%
Region	Communities	Homes	YTD 2013	YTD 2012	Change	of Total
California
San Diego	11	3,640	$36,247	$35,482	2.2%	17.5%
Inland Empire	5	1,173	10,152	9,983	1.7%	4.9%
Orange County	12	3,789	36,077	34,876	3.4%	17.4%
Los Angeles	13	3,067	33,550	31,458	6.7%	16.2%
San Francisco Bay Area	15	4,197	55,629	50,105	11.0%	26.8%
Subtotal; California	56	15,866	$171,655	$161,904	6.0%	82.8%
Washington
Seattle	13	3,456	28,178	26,532	6.2%	13.6%
Non Core Markets (1)	3	1,302	7,419	7,260	2.2%	3.6%
Total Same-Store (2)	72	20,624	$207,252	$195,696	5.9%	100.00%

			Net Operating Income		Avg. Physical Occupancy	Gross Carrying Value
"Non Same-Store" Summary	No. of Communities	No. of Homes	YTD 2013	YTD 2012	YTD 2013	YTD 2013
Lease up communities (3)	2	502	$4,106	$156	70.8%	$148,359
Acquired communities (4)	1	270	16	-	N/A	120,500
Joint venture income (5)	1	252	523	2,125
Commercial and Other (6)	n/a	n/a	31	(13)
Other income	n/a	n/a	746	1,966
Discontinued operations (7)	4	712	1,396	6,146
Total Non Same-Store	8	1,736	$6,818	$10,380	70.8%	$268,859
Less: Communities Sold in 2012 and 2013	(4)	(712)
Total All Homes / NOI	76	21,648	$214,070	$206,076

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Consists of communities completed, stabilized and owned by BRE for at least two comparable calendar year periods. The term stabilized refers to communities that have reached a physical occupancy of at least 93% as of January 1, 2012.
(3)	Consists of NOI from two fully delivered communities under lease up.
(4)	Consists of NOI from one community located in Los Angeles, CA (270 homes) that was acquired on September 30, 2013.
(5)	Consists of the percentage of net income derived from joint venture investments in rental communities. See page 9 for a reconciliation of the components of BRE's share of joint venture net income (including BRE's proportionate share of NOI).
(6)	Consists of NOI from retail tenants associated with the operating communities and NOI from commercial properties that will later be developed as multifamily communities and other real estate expenses.
(7)	Includes results from three communities sold in 2012 and one community sold in 2013.

8

BRE Properties, Inc.
"Same-Store" Operating Expense Summary and Joint Venture Disclosure
(Dollar amounts in thousands)

SAME-STORE OPERATING EXPENSES (20,624 homes)

Quarters ended September 30, 2013 and 2012

					% of Q3 '13
			$	%	Operating
	Q3'13	Q3'12	Change	Change	Expenses
Property taxes	$9,380	$8,945	$435	4.9%	30.0%
Insurance	1,403	1,326	77	5.8%	4.5%
Utilities	2,358	2,119	239	11.3%	7.7%
Property management fees (2)	3,293	3,152	141	4.5%	10.5%
Other operating expenses (3)	14,792	14,724	68	0.5%	47.3%
Total operating expenses	$31,226	$30,266	$960	3.2%	100.0%

Nine months ended September 30, 2013 and 2012

					% of YTD 2013
			$	%	Operating
	Q3'13	Q3'12	Change	Change	Expenses
	YTD 2013	YTD 2012	Change	Change	Expenses
Property taxes(1)	$27,048	$26,839	$209	0.8%	29.6%
Insurance	4,170	3,833	337	8.8%	4.6%
Utilities	6,624	6,151	473	7.7%	7.3%
Property management fees (2)	9,703	9,265	438	4.7%	10.6%
Other operating expenses (3)	43,760	43,300	460	1.1%	47.9%
Total operating expenses	$91,305	$89,388	$1,917	2.1%	100.0%

(1)	During the nine months ended September 30, 2013, property tax refunds of approximately $1.0 million were received from appeals related to the 2010 and 2011 tax years.

(2)	Management fees based on a percentage of total revenues. Amount approximates the corporate cost to support on-site personnel. Corporate G&A is reduced by the allocation.

(3)	Includes advertising, payroll, property level administrative costs, repairs & maintenance and unit turnover costs.

JOINT VENTURE DISCLOSURE- Quarters and Nine Months Ended September 30, 2013

Joint Ventures	Communities	Regional Breakdown	Homes	BRE equity investment	BRE share of JV Debt
Relationship - 35% BRE equity ownership	1	PHX	252	$6,451	$-

BRE share of:	Q3'13	Q3'12	YTD 2013	YTD 2012
Revenues	$249	$1,934	$1,703	$5,763
Expenses	107	753	734	2,127
Net Operating Income	142	1,181	969	3,636
Depreciation	48	512	446	1,511
Net Income	$94	$669	$523	$2,125

Joint Venture Sales	Q3'13	Q3'12 (4)	YTD 2013 (4)	YTD 2012 (4)
Communities	-	3	7	3
Homes	-	728	2,612	728

BRE share	Q3'13	Q3'12 (4)	YTD 2013 (4)	YTD 2012 (4)
Net Proceeds	-	$26,919	$53,408	$26,919
Net Gain on Sale	-	$6,025	$18,633	$6,025

	Q3'13	Q3'12	YTD 2013	YTD 2012
Management fees earned	$28	$438	$355	$1,289

(4)	During the nine months ended September 30, 2013, seven joint venture interests were sold of which six were sold to the Company's joint venture partner. The sales consisted of four joint venture communities located in Denver, CO and three joint venture communities located in Phoenix, AZ. The Company maintained a 15% equity ownership in all seven joint venture communities prior to the sale. During the three months and nine months ended September 30, 2012, three joint venture communities were sold with one community located in Sacramento, CA with 236 homes and two communities located in Denver, CO with 492 homes. Net proceeds from the three sales were $26.9 million and a gain on sale of $6.0 million.

9

BRE Properties, Inc.
Sequential "Same-Store" Multifamily Markets Summary
Last five quarters

REVENUES

	Q3'13	Q2'13	Q1'13	Q4'12	Q3'12

California
San Diego	1.0%	0.5%	-0.8%	0.4%	1.7%
Inland Empire	1.8%	-1.2%	0.1%	1.3%	1.1%
Orange County	1.7%	1.3%	0.1%	0.8%	1.1%
Los Angeles	2.2%	0.5%	0.5%	0.5%	2.5%
San Francisco Bay Area	3.4%	1.9%	0.4%	2.3%	3.4%
Subtotal; California	2.2%	1.0%	0.1%	1.1%	2.2%

Washington
Seattle	1.9%	3.0%	-0.4%	1.5%	2.5%

Non Core Markets (1)	0.0%	-0.5%	1.3%	0.3%	-0.5%

Total Same-Store (3)	2.1%	1.2%	0.1%	1.2%	2.1%

EXPENSES (2)

	Q3'13	Q2'13	Q1'13	Q4'12	Q3'12

California
San Diego	5.6%	-1.1%	-1.5%	-1.2%	0.1%
Inland Empire	10.8%	-1.8%	-2.5%	-1.5%	5.9%
Orange County	3.1%	-0.7%	0.9%	0.9%	3.7%
Los Angeles	14.0%	-11.9%	3.1%	-4.2%	9.1%
San Francisco Bay Area	7.9%	-6.6%	1.1%	0.7%	3.2%
Subtotal; California	7.7%	-5.0%	0.7%	-0.9%	4.1%

Washington
Seattle	-1.4%	0.4%	5.7%	4.5%	-7.3%

Non Core Markets (1)	10.3%	-9.9%	12.3%	-9.2%	4.0%

Total Same-Store (3)	6.3%	-4.4%	2.0%	-0.5%	2.3%

NET OPERATING INCOME

	Q3'13	Q2'13	Q1'13	Q4'12	Q3'12

California
San Diego	-0.9%	1.2%	-0.5%	1.0%	2.4%
Inland Empire	-2.3%	-0.8%	1.3%	2.8%	-1.2%
Orange County	1.1%	2.3%	-0.2%	0.7%	-0.1%
Los Angeles	-2.6%	6.8%	-0.7%	3.0%	-0.7%
San Francisco Bay Area	1.9%	5.2%	0.1%	3.0%	3.5%
Subtotal; California	0.0%	3.6%	-0.2%	2.1%	1.4%

Washington
Seattle	3.7%	4.4%	-3.5%	0.0%	7.9%

Non Core Markets (1)	-5.6%	5.4%	-4.6%	6.3%	-3.1%

Total Same-Store (3)	0.3%	3.8%	-0.8%	1.9%	2.1%

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.
(3)	Data reflects sequential results for the Company's current same-store pool totaling 20,624 homes for all periods shown.

10

BRE Properties, Inc.
Summary of Revenue and Occupancy Changes - "Same-Store" Communities

Q3'13 vs. Q2'13 Change		Avg. Revenue per Occupied Home (1)			Financial Occupancy (2)			Rental Revenue
	Homes	Q3'13	Q3'12	% Change	Q3'13	Q2'13	% Change	Q3'13	Q2'13	% Change
San Diego	3,640	$1,677	$1,657	1.2%	94.1%	94.3%	-0.2%	$17,233	$17,066	1.0%
Inland Empire	1,173	1,510	1,488	1.5%	94.9%	94.6%	0.3%	5,044	4,955	1.8%
Orange County	3,789	1,657	1,629	1.7%	94.5%	94.5%	0.0%	17,794	17,494	1.7%
Los Angeles	3,067	1,923	1,889	1.8%	94.3%	93.9%	0.4%	16,687	16,321	2.2%
San Francisco Bay Area	4,197	2,186	2,098	4.2%	94.4%	95.1%	-0.7%	25,987	25,125	3.4%
Seattle	3,456	1,487	1,446	2.8%	94.8%	95.6%	-0.8%	14,611	14,333	1.9%

Non Core Markets	1,302	1,071	1,070	0.1%	94.3%	94.4%	-0.1%	3,944	3,944	0.0%
Same-Store	20,624	$1,734	$1,694	2.4%	94.4%	94.7%	-0.3%	$101,300	$99,238	2.1%

Q3'13 vs. Q2'13 Change		Avg. Revenue per Occupied Home (1)			Financial Occupancy (2)			Rental Revenue
	Homes	Q3'13	Q3'12	% Change	Q3'13	Q2'12	% Change	Q3'13	Q2'12	% Change
San Diego	3,640	$1,677	$1,628	3.0%	94.1%	95.9%	-1.8%	$17,233	$17,044	1.1%
Inland Empire	1,173	1,510	1,466	3.0%	94.9%	95.8%	-0.9%	5,044	4,943	2.0%
Orange County	3,789	1,657	1,586	4.5%	94.5%	94.9%	-0.4%	17,794	17,108	4.0%
Los Angeles	3,067	1,923	1,826	5.3%	94.3%	95.6%	-1.3%	16,687	16,066	3.9%
San Francisco Bay Area	4,197	2,186	2,003	9.2%	94.4%	95.2%	-0.8%	25,987	24,005	8.3%
Seattle	3,456	1,487	1,394	6.6%	94.8%	95.3%	-0.5%	14,611	13,770	6.1%
Non Core Markets	1,302	1,071	1,054	1.6%	94.3%	94.8%	-0.5%	3,944	3,901	1.1%
Same-Store	20,624	$1,734	$1,641	5.7%	94.4%	95.4%	-1.0%	$101,300	$96,837	4.6%

YTD 2013 vs. YTD 2012 Change		Avg. Revenue per Occupied Home (1)			Financial Occupancy (2)			Rental Revenue
	Homes	YTD 9/30/13	YTD 9/30/12	% Change	YTD 9/30/13	YTD 9/30/12	% Change	YTD 9/30/13	YTD 9/30/12	% Change
San Diego	3,640	$1,656	$1,618	2.4%	94.5%	95.4%	-0.9%	$51,272	$50,539	1.4%
Inland Empire	1,173	1,496	1,468	2.0%	95.0%	95.0%	0.0%	15,011	14,725	1.9%
Orange County	3,789	1,628	1,562	4.2%	94.6%	95.2%	-0.5%	52,555	50,711	3.6%
Los Angeles	3,067	1,888	1,794	5.2%	94.5%	95.5%	-1.0%	49,244	47,285	4.1%
San Francisco Bay Area	4,197	2,113	1,949	8.4%	94.9%	95.1%	-0.1%	75,763	70,002	8.2%
Seattle	3,456	1,450	1,353	7.2%	95.0%	95.5%	-0.5%	42,859	40,188	6.7%
Non Core Markets	1,302	1,064	1,045	1.8%	95.1%	95.0%	0.1%	11,853	11,634	1.9%
Same-Store	20,624	$1,697	$1,612	5.3%	94.8%	95.3%	-0.5%	$298,557	$285,084	4.7%

(1)	Average revenue per occupied home includes rental and ancillary income earned on occupied homes during the period. Ancillary income per occupied home totals approximately $67 per home per month for the nine months ended September 30, 2013 and $62 per home per month for the nine months ended September 30, 2012. Amounts reflect the effect of concessions amortized over the average lease term.

(2)	Financial occupancy is defined as gross potential rent less vacancy loss as a percentage of gross potential rent. Gross potential rent is determined by valuing occupied homes at contract rates and vacant homes at market rents. Vacancy loss is determined by valuing vacant homes at current market rents.

11

BRE Properties, Inc.
"Same-Store" Operating Metrics

	No. of	Occupancy (2)		Occupancy (3)		Turnover Ratio (4)		Turnover Ratio (4)
California	Homes	Q3'13	Q3'12	YTD'13	YTD'12	Q3'13	Q3'12	YTD'13	YTD'12
San Diego	3,640	94.2%	95.9%	94.7%	95.3%	77.0%	76.0%	66.4%	68.9%
Inland Empire	1,173	94.7%	95.4%	94.9%	94.9%	67.5%	62.1%	62.2%	61.5%
Orange County	3,789	94.5%	95.1%	94.7%	95.4%	74.1%	74.0%	65.1%	65.3%
Los Angeles	3,067	94.6%	95.7%	94.8%	95.7%	70.3%	72.5%	65.9%	66.0%
San Francisco Bay Area	4,197	95.0%	95.7%	95.3%	95.5%	71.9%	65.9%	62.6%	60.4%
Subtotal; California	15,866	94.6%	95.6%	94.9%	95.4%	73.0%	71.1%	64.7%	64.7%

Washington
Seattle	3,456	95.1%	95.5%	95.3%	95.7%	68.1%	67.0%	59.1%	55.4%

Non Core Markets (1)	1,302	94.0%	94.8%	94.8%	94.9%	59.6%	67.6%	57.1%	63.3%
Total/Average Same-Store (5)	20,624	94.6%	95.5%	94.9%	95.4%	71.3%	70.2%	63.3%	63.0%

Communities with significant rehab (6)	3,663	92.3%	94.7%	93.1%	95.1%
Total/Average Same-Store excluding rehab (7)	16,961	95.2%	95.7%	95.3%	95.5%

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Represents average physical occupancy for the quarter.
(3)	Represents average physical occupancy for the year to date period.
(4)	Represents the annualized number of homes turned over for the period, divided by the number of homes in the region.
(5)	Consists of stabilized communities owned by BRE since January 1, 2012.
(6)	Consists of stabilized communities under significant revenue enhancing rehab during the quarter and the year to date period. See page 6 for community detail of revenue enhancing rehab.
(7)	Consists of stabilized communities owned by BRE since January 1, 2012 and excludes communities under significant revenue enhancing renovation.

"Same -Store" New Lease and Renewal Transactions

		New Leases			Renewals				Total New Leases/Renewals
		New Leases	Previous Resident	%		Renewal	Expiring	%		Current	Prior	%
California	Q3'13	Effective (8)	Effective (9)	Change	Q3'13	Effective (8)	Effective (10)	Change	Q3'13	Effective (8)	Effective	Change
San Diego	730	$1,660	$1,618	2.6%	565	$1,676	$1,598	4.9%	1,295	$1,667	$1,609	3.6%
Inland Empire	214	1,438	1,455	-1.2%	221	1,486	1,440	3.2%	435	1,463	1,448	1.0%
Orange County	720	1,610	1,597	0.8%	596	1,641	1,568	4.7%	1,316	1,624	1,584	2.5%
Los Angeles	619	1,961	1,901	3.2%	441	1,919	1,825	5.2%	1,060	1,944	1,869	4.0%
San Francisco Bay Area	756	2,354	2,115	11.3%	657	2,233	2,059	8.5%	1,413	2,298	2,089	10.0%
Subtotal; California	3,039	$1,866	$1,783	4.7%	2,480	$1,841	$1,739	5.9%	5,519	$1,855	$1,763	5.2%

Washington
Seattle	571	1,482	1,422	4.2%	528	1,446	1,347	7.3%	1,099	1,465	1,386	5.7%

Non Core Markets (1)	218	1,009	1,030	-2.0%	236	1,074	1,040	3.3%	454	1,043	1,035	0.7%
Total Same-Store (11)	3,828	$1,760	$1,686	4.4%	3,244	$1,721	$1,624	6.0%	7,072	$1,742	$1,658	5.1%

(8)	Represents leased rent per home less the monthly value of concessions awarded on leases and renewals signed during the quarter.
(9)	Represents leased rent per home less the monthly value of concessions awarded on the prior resident for the same home that was leased during the quarter.
(10)	Represents leased rent per home less the monthly value of concessions awarded on the prior lease that expired during the quarter.
(11)	The Q3'13 total same-store pool consists of 20,624 homes. Average lease term for leases signed during the quarter was 10 months. Annualized growth for total new leases/renewals totals 6.1%.

12

BRE Properties, Inc.
Debt Summary as of September 30, 2013
(Dollar amounts in thousands)

DEBT MATURITY SCHEDULE

	Secured Debt		Unsecured Debt		Weighted
	Amortization	Balloon	Floating	Fixed	Total	Avg. Rate (1)	% of Debt
Year
2013	$66	$-	$-	$-	$66	5.74%	0.0%
2014	3,839	-	-	50,000	53,839	4.77%	2.9%
2015	7,962	-	177,000	-	184,962	1.56%	10.2%
2016	9,041	-	-	-	9,041	5.64%	0.5%
2017	9,307	-	-	300,000	309,307	5.50%	16.8%
2018	9,853	-	-	-	9,853	5.63%	0.5%
2019	6,492	317,975	-	-	324,467	5.59%	17.6%
2020	3,346	343,646	-	-	346,992	5.61%	18.9%
2021	-	-	-	300,000	300,000	5.20%	16.3%
2022	-	-	-	-	-	-	-
2023	-	-	-	300,000	300,000	3.38%	16.3%
Total	$49,906	$661,621	$177,000	$950,000	$1,838,527	4.72%	100%

WEIGHTED AVERAGE COST OF DEBT

		Weighted	Weighted	Percentage of
	Balance	Avg. Term	Avg. Rate	Total Debt
Fixed Rate
Unsecured	$950,000	6.41	4.69%	51.7%
Secured	711,527	6.12	5.60%	38.7%
	$1,661,527	6.29	5.08%	90.4%
Floating Rate
Unsecured(2)	$177,000	1.51	1.38%	9.6%

Total Debt Before Loan Fees	$1,838,527	5.83	4.72%	100.0%

Loan Fees(3)			0.26%

Total Debt	$1,838,527	5.83	4.98%	100.0%

CAPITALIZED INTEREST			SENIOR UNSECURED DEBT RATING As of October 28, 2013
	Q3'13	Q3'12
Capitalized Interest	$6,550	$5,806	Moody's	Baa2	(stable)
			Standard & Poor's	BBB	(stable)
			Fitch	BBB+	(stable)
	YTD 2013	YTD 2012
Capitalized Interest	$18,199	$16,023

SUMMARY OF COMPLIANCE- Senior Unsecured Notes			SUMMARY OF COMPLIANCE - Line of Credit

	Requirement	Actual		Requirement	Actual
Total Debt to Gross Assets	< 60%	41%	Leverage Ratio	< 60%	35%
Debt Service Test	> 1.50	2.78	Maximum Secured Indebtedness	< 40%	13%
Total Secured Debt to Total Assets	< 40%	16%	Minimum Unsecured Leverage	> 1.65	3.67
Total Unencumbered Assets to Unsecured Debt	> 1.50	3.11	Minimum Fixed Charge Coverage	> 1.50	2.80

SUMMARY OF PREFERRED SHARES

	Q3'13
Total preferred shares outstanding	2,160
Liquidation value	$53,993
Dividend yield at par	6.75%

(1)	Represents the weighted average coupon interest rates of BRE's debt maturities in the year in which they become due.

(2)	The $750 million senior unsecuredrevolving credit facility priced at LIBOR plus 120 bps plus an annual 20 bps facility fee on the total commitment of the facility, which matures on April 3, 2015, and has a one year extension option.

(3)	Includes amortization of all fees associated with all outstanding debt (including annual facility fees on the unsecured revolving credit facility).

13

BRE Properties, Inc.
Development Summary
September 30, 2013
(Dollar amounts in millions)

	Number	Cost	Estimated	Balance to	Product	First	Final
CONSTRUCTION IN PROGRESS	of Homes	Incurred	Cost	Fund	Type	CO (1)	CO (1)
Solstice
Sunnyvale, CA	280	$102.9	$121.9	$19.0	Podium	Q4'13	Q1'14
Wilshire La Brea
Los Angeles, CA	478	232.7	277.3	44.6	Podium	Q4'13	Q4'14
Radius
Redwood City, CA	264	44.9	97.8	52.9	Podium	Q2'14	Q4'14
MB360
San Francisco, CA	360	103.0	227.2	124.2	Podium	Q2'14	Q4'14
Total CIP	1,382	$483.5	$724.2	$240.7

	Number	Cost	Estimated	Balance to	Product	First	Final
LAND UNDER DEVELOPMENT (2)	of Homes	Incurred	Cost (3)	Fund	Type	Start Date
Pleasanton I
Pleasanton, CA	251	$22.5	TBR	TBR	Garden	1H'14
Pleasanton II
Pleasanton, CA	255	15.9	TBR	TBR	Garden	2H'14
Total Land Owned	506	$38.4	$171.0	$132.6

	Number	Cost	Estimated	Balance to	Product
LAND UNDER CONTRACT (4)	of Homes	Incurred (5)	Cost (3)	Fund	Type
Walnut Creek BART
Walnut Creek, CA	358	$13.0	TBR	TBR	Podium

(1)	Represents estimated quarters in which first and final certificates of occupancy will be received. Projects generally receive phased certificates of occupancy during the final six to twelve months of construction.
(2)	Represents projects in various stages of pre-construction development. Projects are transferred to Construction in progress when construction contracts are finalized and construction activity has commenced.
(3)	Reflects the aggregate cost estimates including land. Specific community cost estimates To Be Reported (TBR) once entitlement approvals are received and the Company is prepared to begin construction.
(4)	Land under contract represents land parcels for which the Company: 1) has a signed agreement and the right to acquire the land (but not the obligation), 2) made a non refundable deposit and 3) commenced the entitlement process. Costs incurred on these projects are recorded in Other assets on the Consolidated Balance Sheets.
(5)	Represents deposits, contractual costs, and internal and external entitlement expenses incurred to date.

Note:	Development pipeline totals above do not include a potential future redevelopment site in Emeryville, California. The site consists of two existing occupied office buildings. The net book value of this investment is $10.2 million and it is recorded in Investment in rental communities. Predevelopment costs associated with this site total $3.8 million and are recorded in Other assets.

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BRE Properties, Inc. Share Analysis as of September 30, 2013 (Share amounts in thousands)	Exhibit A

SUMMARY OF COMMON SHARES
	Qtr. Ended	Qtr. Ended	Qtr. Ended	Qtr. Ended	Qtr. Ended
Weighted Average	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Weighted average shares outstanding (1)	77,170	77,106	76,990	76,872	76,813
Dilutive effect of stock based awards	180	174	260	308	317
Diluted shares - FFO	77,350	77,280	77,250	77,180	77,130
Diluted shares - EPS(2)	77,350	77,280	77,250	77,180	77,130

	YTD	YTD
Weighted Average	9/30/2013	9/30/2012
Weighted average shares outstanding (1)	77,086	76,471
Weighted average OP units	-	20
Dilutive effect of stock based awards	224	369
Diluted shares - FFO	77,310	76,860
Less: Anti-dilutive average OP units(3)	-	(20)
Diluted shares - EPS(2)	77,310	76,840

	As of	As of	As of	As of	As of
Ending	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Shares outstanding at end of period	77,188	77,155	77,058	76,925	76,831
Dilutive effect of stock based awards	209	134	172	330	313
Total	77,397	77,289	77,230	77,255	77,144

SUMMARY OF PREFERRED SHARES
	As of	As of	As of	As of	As of
	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
6.75% Series D, $25 per share liquidation preference	2,160	2,160	2,160	2,160	2,160

(1)	Represents denominator for shares in the calculation of basic earnings per share.
(2)	Represents denominator for shares in the calculation of diluted EPS.
(3)	Under FASB guidance, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.

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BRE Properties, Inc. Non-GAAP Financial Measure Reconciliations and Definitions (Dollar amounts in thousands)	Exhibit B

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below.  BRE's definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable.  The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

Funds from Operations ("FFO") is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts (NAREIT) as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. The Company calculates FFO in accordance with the NAREIT definition.

The Company believes that FFO is a  meaningful supplemental measure of the Company's operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated community, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets.  However, because FFO excludes depreciation and amortization and captures neither the changes in the value of the communities that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of the communities, all of which have real economic effect and could materially impact the Company's results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. The Company's FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

Core Funds from Operations ("Core FFO")

The Company believes that Core Funds from Operations ("Core FFO") is a meangingful supplemental measure of our operating performance for the same reasons as FFO and adjusting for non-routine items that when excluded allows for more comparable periods. Core FFO begins with FFO as defined by the NAREIT White Paper and is adjusted for: the impact of any expenses relating to non-operating asset impairment and valuation allowances; property acquisition costs and pursuit cost write-offs (other expenses); gains and losses from early debt extinguishment, including prepayment penalties and preferred share redemptions; executive level severance costs; gains and losses on the sales of non-operating assets, and other non-comparable items.

	Quarter Ended 9/30/2013	Quarter Ended 9/30/2012	Nine Months Ended 9/30/2013	Nine Months Ended 9/30/2012

Net income available to common shareholders	$22,123	$12,890	$99,757	$59,694
Depreciation from continuing operations	27,543	24,501	79,183	73,103
Depreciation from discontinued operations	-	596	368	1,895
Depreciation from unconsolidated entities	47	512	445	1,511
Net gain on sales of discontinued operations	-	-	(17,394)	(8,279)
Net gain on sale of unconsolidated entities	-	(6,025)	(18,633)	(6,025)
Funds from Operations	$49,713	$32,474	$143,726	$121,899

Acquisition costs	585	-	585	-
Non cash asset impairment charge	-	15,000	-	-
Core Funds from Operations	$50,298	$47,474	$144,311	$121,899

Diluted shares outstanding - EPS (1)	77,350	77,130	77,310	76,840

Net income per common share - diluted	$0.29	$0.17	$1.29	$0.78

Diluted shares outstanding - FFO (1)	77,350	77,130	77,310	76,860
FFO per common share - diluted	$0.64	$0.42	$1.86	$1.59

Diluted shares outstanding - Core FFO (1)	77,350	77,130	77,310	76,860
Core FFO per common share - diluted	$0.65	$0.62	$1.87	$1.59

(1) See analysis of weighted average shares and ending shares at Exhibit A.

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BRE Properties, Inc. Non-GAAP Financial Measure Reconciliations and Definitions (Dollar amounts in thousands)	Exhibit B, continued

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization.  Adjusted EBITDA is defined by the Company as EBITDA, excluding minority interests, gains (losses) from sales of investments, preferred stock dividends and other expenses. BRE considers EBITDA and Adjusted EBITDA to be appropriate supplemental measures of the Company's performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA,  gains (losses) from sales of investments and other charges, which permits investors to view income from operations without the impact of non cash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our communities that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our communities, all of which have real economic effect and could materially impact the Company's results from operations, the utility of EBITDA and Adjusted EBITDA as measures of the Company's performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter Ended 9/30/2013	Quarter Ended 9/30/2012	Nine Months Ended 9/30/2013	Nine Months Ended 9/30/2012

Net income available to common shareholders	$22,123	$12,890	$99,757	$59,694
Interest, including discontinued operations	15,948	16,998	49,935	50,488
Depreciation, including discontinued operations	27,543	25,097	79,551	74,998
EBITDA	65,614	54,985	229,243	185,180
Redeemable noncontrolling interest in income	48	105	143	315
Net gain on sales of discontinued operations	-	-	(17,394)	(8,279)
Net gain on sale of unconsolidated entities	-	(6,025)	(18,633)	(6,025)
Dividends on preferred stock	911	911	2,733	2,733
Other expenses	585	15,000	585	15,000
Adjusted EBITDA	$67,158	64,976	$196,677	$188,924

Net Operating Income (NOI)

The Company considers community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core community operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead from acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of the communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact the Company's results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with the Company's definition and, accordingly, the Company's NOI may not be comparable to such other REITs' NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of the Company's performance. NOI should not be used as a measure of the Company's liquidity, nor is it indicative of funds available to fund the Company's cash needs, including its ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter Ended 9/30/2013	Quarter Ended 9/30/2012	Nine Months Ended 9/30/2013	Nine Months Ended 9/30/2012

Net income available to common shareholders	$22,123	$12,890	$99,757	$59,694
Interest, including discontinued operations	15,948	16,998	49,935	50,488
Depreciation, including discontinued operations	27,543	25,097	79,551	74,998
Redeemable noncontrolling interest in income	48	105	143	315
Net gain on sales of discontinued operations	-	-	(17,394)	(8,279)
Net gain on sale of unconsolidated entities	-	(6,025)	(18,633)	(6,025)
Dividends on preferred stock	911	911	2,733	2,733
General and administrative expense	5,055	5,093	17,393	17,152
Other expenses	585	15,000	585	15,000
NOI	$72,213	$70,069	$214,070	$206,076
Less Non Same-Store NOI	2,139	3,498	6,818	10,380
Same-Store NOI	$70,074	$66,571	$207,252	$195,696

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